                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to sec.240.14a-12

                           Nautica Enterprises, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

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

                           NAUTICA ENTERPRISES, INC.
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            ------------------------

                                                              New York, New York
                                                                    June 7, 2002

To the Stockholders of
  NAUTICA ENTERPRISES, INC.

     The Annual Meeting of Stockholders of Nautica Enterprises, Inc. will be held on July 10, 2002 at the offices of the Company, 40 West 57th Street, New York, New York, at 10:00 a.m. for the following purposes:

     (1) To elect directors to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified;

     (2) To approve an amendment to the 1996 Stock Incentive Plan to permit the Company to offer a one-time opportunity to non-executive employees to exchange certain "underwater" options;

     (3) To ratify the appointment of Grant Thornton LLP as the independent certified public accountants for the Company for the fiscal year ended March 1, 2003; and

     (4) To transact such other business as may properly come before the meeting and any adjournment or adjournments thereof.

     Only stockholders of record at the close of business on May 29, 2002 are entitled to notice of and to vote at the meeting and any adjournment or adjournments thereof.

     STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON, BUT WISH THEIR STOCK TO BE VOTED ON MATTERS TO BE PRESENTED TO THE MEETING, ARE URGED TO REVIEW THE ATTACHED PROXY STATEMENT PROMPTLY AND THEN COMPLETE AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING POSTAGE-PAID, ADDRESSED ENVELOPE, OR VOTE BY TELEPHONE OR VIA THE INTERNET BY FOLLOWING THE INSTRUCTIONS FOR VOTING SET FORTH IN THE ATTACHED PROXY STATEMENT AND ON THE PROXY CARD. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE YOUR SHARES PERSONALLY.

                                          By Order of the Board of Directors,

                                              HARVEY SANDERS,
                                              Chairman

                           NAUTICA ENTERPRISES, INC.
                              40 WEST 57TH STREET
                            NEW YORK, NEW YORK 10019

                                PROXY STATEMENT

     This Proxy Statement is furnished with respect to the solicitation of proxies by the Board of Directors of Nautica Enterprises, Inc. (the "Company") for the Annual Meeting of Stockholders of the Company to be held at 10:00 a.m. on July 10, 2002 and at any adjournment or adjournments thereof, at 40 West 57th Street, 7th floor, New York, New York. The approximate date on which the Proxy Statement and form of proxy were first sent or given to stockholders was June 7, 2002.

     As of the close of business on May 29, 2002, the date for determining the stockholders of record entitled to notice of and to vote at the Annual Meeting and any adjournment or adjournments thereof, there were issued and outstanding 33,616,990 shares of the Company's Common Stock, the holders thereof being entitled to one vote per share. The presence at the Annual Meeting of a majority of such shares, in person or by proxy, are required for a quorum. All shares that have been properly voted, whether by telephone, Internet or mail, and not revoked, will be treated as being present for the purpose of determining the presence of a quorum at the Annual Meeting and will be voted at the Annual Meeting.

     The form of proxy solicited by the Board of Directors affords stockholders the ability to specify a choice among approval of, disapproval of, or abstention with respect to, each matter to be acted upon at the Annual Meeting. Shares represented by the proxy will be voted and, where the solicited stockholder indicates a choice with respect to any matter to be acted upon, the shares will be voted as specified. If any other matters are properly presented for consideration at the Annual Meeting, the persons named in the proxy will have the discretion to vote on those matters.

     The expense of the solicitation of proxies for the meeting, including the cost of mailing, will be borne by the Company. In addition to mailing copies of the enclosed proxy materials to stockholders, the Company may request persons, and reimburse them for their expenses with respect thereto, who hold stock in their names or custody or in the names of nominees for others to forward copies of such materials to those persons for whom they hold stock of the Company and to request authority for the execution of the proxies. In addition to the solicitation of proxies by mail, it is expected that some of the officers, directors, and regular employees of the Company, without additional compensation, may solicit proxies on behalf of the Board of Directors by telephone, telefax, and personal interview.

     Stockholders of record may vote by telephone, via the Internet or by mail. A toll-free telephone number and web site address are included on the proxy card. For stockholders who choose to vote by mail, a postage-paid envelope is provided.

     Voting by Telephone. Stockholders of record may vote by using the toll-free number listed on the proxy card. Telephone voting is available 24 hours a day. Easy-to-follow voice prompts allow stockholders to vote their shares and confirm that their instructions have been properly recorded. The Company's telephone voting procedures are designed to authenticate stockholders by using individual control numbers provided on each proxy card. Stockholders who vote by telephone need not return the proxy card. Please see the proxy card for specific instructions.

     Voting via the Internet. Stockholders of record may also vote via the Internet as instructed on the proxy card. Internet voting is available 24 hours a day. As with telephone voting, stockholders will be given the opportunity to confirm that votes have been properly recorded. The Company's Internet voting procedures are designed to authenticate stockholders by using individual control numbers provided on each proxy card. Stockholders who vote via the Internet need not return the proxy card. Please see the proxy card for specific instructions.

     Voting by Mail. If a stockholder chooses to vote by mail, the proxy card should be signed, dated and returned in the postage-paid envelope provided. If a proxy card is signed, dated and mailed without indicating how it should be voted, it will be voted as recommended by the Board of Directors.

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

     The persons named in the accompanying proxy intend to vote for the election as directors the eight nominees listed herein. All of the nominees have consented to serve if elected. All directors will be elected to hold office until the next annual meeting of stockholders, and, in each case, each director will serve until his successor is elected and qualified or until his earlier resignation or removal. If a nominee should be unable to act as a director, which is not anticipated, the persons named in the proxy will vote for any nominee who shall be designated by the present Board of Directors to fill the vacancy. Each of the nominees presently serves as a director.

     Set forth below is biographical information for each of the nominees. Unless otherwise indicated, each has served in his stated capacity for the last five years:

     Robert B. Bank, age 55, has been a Director of the Company since 1989. He is President of Robert B. Bank Advisory Services, a private capital investment and consulting firm.

     David Chu, age 47, joined the Company in 1984 and has been a Director since 1987. He was elected Vice Chairman of the Company in 2001. Mr. Chu served as Executive Vice President of the Company from 1989 until 2001, and served as President of Nautica International, Inc. and Nautica Apparel, Inc., each wholly-owned subsidiaries of the Company, from 1984 until 2001.

     Israel Rosenzweig, age 54, has been a Director of the Company since 1990. He is a Senior Vice President of BRT Realty Trust and has served in this capacity since April 1, 1998. On March 31, 2000, Mr. Rosenzweig became President of GP Partners, Inc., a corporation which renders advice to a private fund engaged in investing in securities of real estate investment trusts. He was a Director of Bankers Federal Savings FSB, a savings and loan association from 1993 through April 1997, and was its Executive Vice President and Chief Lending Officer from November 1994 through April 30, 1997. From May 1, 1997 to March 31, 1998, Mr. Rosenzweig was associated on a full-time basis with Gould Investors, L.P., a limited partnership which owns a diverse real estate portfolio, and he is currently a Vice President of the managing general partner of such limited partnership. He was a Trustee of BRT Realty Trust from 1984 to December 1996, and Vice Chairman of its Board from March 1996 to December 1996.

     Harvey Sanders, age 52, has been President, Chief Executive Officer and a Director of the Company since 1977 and Chairman of the Board since October 1993.

     Charles H. Scherer, age 58, has been a Director of the Company since May 1994. He is managing partner of Hughes Hubbard & Reed LLP, an international law firm that provides legal services to the Company.

     Steven H. Tishman, age 45, became a Director of the Company in September 2001. He has been a Managing Director of Robertson Stephens since November 1999. Prior to November 1999, Mr. Tishman was a Senior Managing Director of Bear, Stearns & Co., Inc. Mr. Tishman is also a Director of Claire's Stores, Inc.

     John Varvatos, age 47, has been a Director of the Company since April 2000. He has served as Senior Vice President of the Company since September 1998 and President of John Varvatos Company since October 1999. From July 1994 to August 1998, he was Senior Vice President of Men's Design for Polo/Ralph Lauren.

     Ronald G. Weiner CPA, age 56, has been a Director of the Company since October 1995. He is President of Perelson Weiner LLP, a certified public accounting firm based in New York City.

     Shares represented by proxies solicited by the Board of Directors will, unless contrary instructions are given, be voted in favor of the election as Directors of the nominees named above. If a stockholder wishes to withhold authority to vote for any nominee, such stockholder can do so by following the directions set forth on the form of proxy solicited by the Board of Directors or on the ballot distributed at the Annual Meeting if such stockholder wishes to vote in person. Directors shall be elected by a plurality vote of the shares of Common Stock present in person or represented by proxy at the meeting. Abstentions and broker non-votes will not have the effect of votes in opposition to a person nominated as a director.

     During fiscal year 2002, the Board of Directors held eight meetings. The Compensation Committee of the Board of Directors is comprised of Messrs. Bank, Tishman and Weiner. The Compensation Committee reviews the Company's compensation policies and practices and develops recommendations with respect to compensation for the Company's senior executives. The Audit Committee of the Board of Directors is comprised of Messrs. Bank, Rosenzweig, Tishman and Weiner. The Audit Committee reviews the audit plan with the Company's independent accountants, the scope and results of their audit and other related audit and accounting issues. All of the members of the Audit Committee and the Compensation Committee are "independent directors" as independence is defined in the Marketplace Rules of The Nasdaq Stock Market. During fiscal year 2002, the Compensation Committee held one meeting and the Audit Committee held three meetings. In 2002, the Board of Directors established a Nominating Committee consisting of Messrs. Bank, Rosenzweig, Tishman and Weiner. The Nominating Committee identifies candidates for election to the Board of Directors. The committee will consider nominations from stockholders, provided they are made in accordance with the Company's By-laws. Each of the incumbent directors attended at least 75% of the meetings of the Board and the committees to which the director was assigned, with the exception of Mr. Varvatos, whose schedule resulted in his attending fewer meetings.

AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors of the Company is comprised of four independent directors and operates under a written charter annually adopted by the Board of Directors.

     In the performance of its oversight responsibility, the Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended March 2, 2002 with management of the Company. The Audit Committee also has discussed with the independent certified public accountants the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees).

     The Audit Committee has received the written disclosures and the letter from the independent certified public accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with the independent certified public accountants the independent certified public accountants' independence.

     Based on the review and discussions described above with management and the independent certified public accountants, and subject to the limitations of our role, the Audit Committee recommended to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the fiscal year ended March 2, 2002 and filed with the Securities and Exchange Commission.

                                          Submitted by the Audit Committee
                                          of the Board of Directors.

                                          Ronald G. Weiner, Chairman
                                          Robert B. Bank
                                          Israel Rosenzweig
                                          Steven H. Tishman

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding ownership of the Company's Common Stock as of May 24, 2002 by each nominee for director, by each of the executive officers of the Company included in the Summary Compensation Table below, by all directors and executive officers as a group and, as of the dates set forth in footnotes 4, 5 and 6 below, by all stockholders known to the Company to have been beneficial owners of more than five percent of its Common Stock.

                                                           AMOUNT BENEFICIALLY    PERCENT OF
NAME OF BENEFICIAL OWNER(1)                                    OWNED(2)(3)         CLASS(%)
---------------------------                                -------------------    ----------
Robert B. Bank...........................................          32,000               *
Alexander Cannon.........................................          12,000               *
David Chu................................................       1,715,392             4.9
Paulette McCready........................................         137,000               *
Israel Rosenzweig........................................          20,000               *
Harvey Sanders...........................................       4,618,440            13.3
Charles H. Scherer.......................................          21,000               *
Steven H. Tishman........................................           2,000               *
John Varvatos............................................          87,000               *
Ronald G. Weiner.........................................          27,500               *
All Directors and Executive Officers as a group..........       6,672,332            18.3

FMR Corp. and related parties(4).........................       3,600,000            10.7
Royce & Associates, Inc.(5)..............................       2,340,200             7.0
T. Rowe Price Associates, Inc.(6)........................       1,916,600             5.7

---------------
 *  Indicates holdings of less than 1%.

(1) The address for each of the individuals named in the table above is c/o Nautica Enterprises, Inc., 40 West 57th Street, New York, New York 10019.

(2) Directly and indirectly. The inclusion of securities owned by others as beneficially owned by the respective nominees and officers does not constitute an admission that such securities are beneficially owned by them. All of the named individuals have, except as set forth in Note 3 below, sole voting and investment powers with respect to the aforesaid shares.

(3) Includes the following shares which may be acquired pursuant to existing stock options which are exercisable on or before July 23, 2002: Robert B. Bank -- 32,000; Alexander Cannon -- 12,000; David Chu -- 1,278,940; Paulette McCready -- 137,000; Israel Rosenzweig -- 20,000; Harvey Sanders -- 1,214,500; Charles H. Scherer -- 20,000; John Varvatos -- 87,000; and Ronald
    G. Weiner -- 20,000. With respect to Mr. Sanders, includes 1,200,000 shares owned by the Harvey Sanders Grantor Retained Income Trust. Such trust has sole voting and investment power with respect to such shares.

(4) Information is based upon statements filed under Section 13 of the Securities Exchange Act of 1934 reporting shareholdings as of December 31, 2001. In addition to FMR Corp., related parties on the filing are Fidelity Low Priced Stock Fund, Fidelity Management and Research Company, Edward C. Johnson

    3d (Chairman of FMR Corp.) and Abigail P. Johnson (Director of FMR Corp.) The reporting persons have sole dispositive power with respect to all 3,600,000 shares. The address for FMR Corp. and related parties is 82 Devonshire Street, Boston, Massachusetts 02109.

(5) Information is based upon statements filed under Section 13 of the Securities Exchange Act of 1934 reporting shareholdings as of December 31, 2001. Royce & Associates, Inc. is deemed to have sole voting and dispositive power with respect to all 2,340,2000 shares. The address for Royce & Associates, Inc. is 1414 Avenue of the Americas, New York, New York 10019.

(6) Information is based upon statements filed under Section 13 of the Securities Exchange Act of 1934 reporting shareholdings as of December 31, 2001. Includes 1,750,000 shares beneficially owned by T. Rowe Price New Horizons Fund, Inc. ("Horizons"). T. Rowe Price Associates, Inc. ("Associates") serves as an investment advisor to Horizons. Associates is deemed to have sole voting power with respect to 98,400 shares of the Company and sole dispositive power with respect to 1,916,600 shares, and Horizons is deemed to have sole voting power with respect to 1,750,000 shares. The address for Horizons and Associates is 100 East Pratt Street, Baltimore, Maryland 21202.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table shows, for the fiscal years ended March 2, 2002, March 3, 2001 and March 4, 2000 the cash compensation paid by the Company and its subsidiaries, to the Company's Chief Executive Officer and each of the four most highly compensated executive officers of the Company other than the Company's Chief Executive Officer as of March 2, 2002.

                           SUMMARY COMPENSATION TABLE

                                                                           LONG TERM
                                                           ANNUAL         COMPENSATION
                                                        COMPENSATION         AWARDS
                                                      -----------------   ------------    ALL OTHER
                                                      SALARY     BONUS      OPTIONS      COMPENSATION
NAME AND PRINCIPAL POSITION                    YEAR     ($)       ($)         (#)           ($)(1)
---------------------------                    ----   -------   -------   ------------   ------------
Harvey Sanders...............................  2002   943,115   162,800          --         2,001
  Chairman of the Board,                       2001   915,971   526,800          --         2,956
  Chief Executive Officer and President        2000   906,907   756,000     200,000         2,601

David Chu....................................  2002   834,418   130,200          --         5,231
  Vice Chairman                                2001   811,115   421,400          --         6,251
                                               2000   802,750   604,800     200,000
                                                                                            5,797

Alexander Cannon(2)..........................  2002   618,500        --          --            --
  President -- Merchandising,                  2001   619,694   384,500          --            --
  Nautica International, Inc., a wholly-       2000   601,000   300,000     100,000            --
  owned subsidiary of the Company

Paulette McCready............................  2002   553,739   398,500          --         1,530
  President -- Nautica Jeans Company and       2001   531,388   110,000          --         2,550
  Nautica Children's Company, wholly-owned     2000   441,538   225,000     100,000         2,250
  subsidiaries of the Company

John Varvatos................................  2002   736,346        --          --         3,135
  President -- John Varvatos Company,          2001   728,885   330,000          --         3,135
  a wholly-owned subsidiary of the Company     2000   663,500   330,000     125,000            --

---------------
(1) "All Other Compensation" is comprised of contributions made by the Company to the named executives pursuant to the Company's 401(k) Plan and, with respect to Messrs. Sanders and Chu in 2002, 2001 and 2000, and Mr. Varvatos in 2002 and 2001, the following additional amounts representing the economic value attributable to each of them for split-dollar life insurance, respectively: Mr. Sanders -- $471, $406 and $351; Mr. Chu -- $3,701, $3,701
    and $3,547; and, Mr. Varvatos -- $3,135 and $3,135.

(2) Effective as of April 10, 2002, Mr. Cannon ceased working for the Company.

OPTION EXERCISES AND HOLDINGS

     The following table sets forth information with respect to the Company's executives listed in the Summary Compensation Table above, concerning the exercise of options during the last fiscal year and unexercised options held as of the end of the 2002 fiscal year:

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                            AND FY-END OPTION VALUES

                                                               NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                                              UNDERLYING UNEXERCISED       IN-THE-MONEY OPTIONS
                                   SHARES                      OPTIONS AT FY-END(#)            AT FY-END($)
                                 ACQUIRED ON      VALUE      -------------------------   -------------------------
NAME                             EXERCISE(#)   REALIZED($)   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
----                             -----------   -----------   -------------------------   -------------------------
Harvey Sanders.................         --             --        1,437,000/235,000            7,471,185/313,200
David Chu......................         --             --        1,163,940/235,000            5,634,389/313,200
Alexander Cannon...............     40,000        108,800           12,000/ 68,000                    0/156,600
Paulette McCready..............         --             --          105,300/ 78,400              125,460/156,600
John Varvatos..................         --             --           62,000/ 83,000              130,500/195,750

DIRECTOR COMPENSATION

     During fiscal year 2002, each non-employee director received compensation of $2,000 for each Board and committee meeting attended, and an annual fee of $20,000. No fees are payable to officers and employees of the Company who serve as directors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company and Messrs. Sanders and Chu have entered into an agreement that provides that upon the death of either of them, the Company will purchase a portion of the shares of Common Stock of such stockholder. The Company has obtained policies of life insurance on the lives of such stockholders for the purpose of utilizing the proceeds from such insurance for the purchase of the shares. The agreement provides for the Company to purchase the shares of the deceased stockholder at a value which is equal to the average of the last sale price as reported on the National Market List of the Nasdaq (or the closing price if the shares are listed on a national securities exchange) for the thirty trading days prior to the date of death of the deceased stockholder. The Company's obligation to purchase the Common Stock of the deceased stockholder is limited to the life insurance proceeds received by the Company on the death of such stockholder. The agreement also provides, as soon after the death of the stockholder as is practicable, for the filing of a registration statement with the Securities and Exchange Commission for a secondary offering to provide for the sale of the balance of the shares owned by the deceased stockholder.

     Mr. David Chu, Vice Chairman of the Company, is entitled to receive 50% of the net income Nautica Apparel, Inc. receives from all royalty income earned with respect to the Nautica name and trademarks. For the year ended March 2, 2002, Mr. Chu earned net royalty income of $7,859,651. Through a separate arrangement, Mr. Chu was entitled to receive, subject to certain conditions, a design fee of up to 1.5% of the net sales of certain new products. On January 9, 2002, this agreement was cancelled by the Company for a payment of $5,630,123.

     During fiscal year 2002, the Company paid $1,351,565 to the law firm of Hughes Hubbard & Reed LLP for professional services rendered to the Company. Samuel Sultanik, Esq., the brother-in-law of Harvey Sanders, Chairman of the Board, Chief Executive Officer and President of the Company, is a partner of Hughes Hubbard & Reed LLP and Charles H. Scherer, Esq., a director of the Company, is managing partner of Hughes Hubbard & Reed LLP.

     During fiscal year 2002, the Company paid $105,445 to the firm of Chu/Pettersen Interior Design, Inc. for interior design and related services provided to the Company. Mr. Peter Chu, the brother of David Chu, Vice Chairman of the Company, is a stockholder and Vice President in such firm.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of its Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Officers, directors and greater than ten percent stockholders are required by the Commission to furnish the Company with copies of all Section 16(a) forms they file.

     The Company believes that, based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no reports on Form 5 were required for those persons, during fiscal year 2002 all filing requirements applicable to its officers, directors and greater than ten percent stockholders were complied with.

EMPLOYEE CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

     The Company has entered into agreements with Messrs. Sanders, Chu and Varvatos providing that in the event of a change in control of the Company, as defined in the agreements, each has the right to receive a lump sum payment upon termination of employment other than for cause, for permanent disability or for resignation for good reason within three years after the change in control. At March 2, 2002, the maximum amount payable to Mr. Sanders, Mr. Chu and Mr. Varvatos under such agreements was $3,342,400, $2,933,500 and $2,272,300, respectively.

     The Company has entered into split-dollar agreements with trusts established by each of Mr. Sanders and Mr. Chu, and with Mr. Varvatos. Pursuant to each of the agreements, the Company pays the annual premium on specified life insurance policies owned by each of the trusts and by Mr. Varvatos, net of the amount of the "economic benefit" attributable to each of the employees. The amount of the premiums paid by the Company constitutes indebtedness from each of the trusts and Mr. Varvatos to the Company and is secured by collateral assignments of each of the insurance policies to the Company. The annual premium payable by the Company for the benefit of Mr. Sanders' trust is $57,232, for Mr. Chu's trust, $48,113 and for Mr. Varvatos, $89,336. Upon termination of each of the agreements, the Company is entitled to receive from each of the trusts the amount equal to the aggregate premiums which it has paid. The face value of the policy for Mr. Sanders' trust is $5,000,000, for Mr. Chu's trust, $4,950,000 and for Mr. Varvatos, $5,000,000.

     The Company has entered into an employment agreement with Mr. Varvatos which provides for continued service by Mr. Varvatos in his present position as President of John Varvatos Company ("JVC") until February 28, 2002, subject to extension for additional three year segments unless either the Company or Mr. Varvatos provides notice of non-extension. As neither party has delivered such a notice of non-extension, the term of Mr. Varvatos's employment agreement has been extended until February 28, 2005. During fiscal year 2002, Mr. Varvatos was entitled to receive a salary of $735,000. Thereafter, any increases are determined by the Board of Directors, subject to a minimum increase of no less than 5%. Mr. Varvatos is entitled to annual bonuses in accordance with the Company's policies in effect from time to time. The employment agreement includes the change in control provisions set forth above and provides that if during the term of employment Mr. Sanders is no longer employed by the Company then the Company shall exercise one of the following options: (i) spin-off to the Company's shareholders the shares of JVC with Mr. Varvatos serving as its Chief Executive Officer; (ii) sell JVC to Mr. Varvatos at fair market value, or
(iii) pay to Mr. Varvatos an annual amount equal to 10% of JVC's net income (after taxes) for so long as he remains JVC's Chief Executive Officer. The Company can elect to cease making the annual payments provided for in clause
(iii) above by making a lump sum payment to the executive in an amount equal to two times the JVC average annual net income (after taxes) for the prior three years; provided, however, such sum shall not exceed $50 million. Mr. Varvatos has assigned to the Company all of his right, title and interest in and to the names John Varvatos, Varvatos and John Varvatos Company, and any derivations thereof.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Robert B. Bank, Steven H. Tishman and Ronald G. Weiner serve as members of the compensation committee (the "Compensation Committee") of the Board of Directors.

COMPENSATION COMMITTEE REPORT

     The Compensation Committee of the Board of Directors consists of three independent non-employee directors. The Compensation Committee reviews the Company's executive compensation policies and practices and develops recommendations to the Board with respect to compensation for the Company's senior executives. An executive compensation program adopted by the Board provides a framework for administering the Company's executive compensation program. The Committee also administers the Company's Incentive Compensation Plan and the 1996 Stock Incentive Plan.

     The goals of the Company's compensation policies are as follows:

     - to attract, retain, reward and motivate executive officers and employees by establishing compensation levels generally competitive with the marketplace;

     - to align executive compensation with the Company's business objectives;

     - to position compensation to reflect the individual's performance as well as the level of responsibility, skill and strategic value of the executive; and

     - to align the interests of the Company's employees with those of its stockholders.

     In setting compensation, the Compensation Committee reviews, with the assistance of independent compensation consultants from time to time, available information for similar positions or levels at comparable companies. Such companies include a diverse range of apparel manufacturers with sales within, below and above the range of sales of the Company. The Compensation Committee has adopted a policy to seek to maintain executive compensation within the deduction cap of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

     The Company's executive compensation program consists of three main components: base salary, cash bonus or incentive awards, and long-term stock-based incentives. Base salaries are determined with reference to a competitive norm and job grades with consideration given to the executive's strategic value, experience, proficiency and performance. Ranges of salary are assigned to each grade with a minimum salary representing the lowest entry level, a midpoint salary representing a market value of experienced good performers and a maximum salary representing the highest value for the most experienced and proficient employees. Cash bonuses to eligible employees are based upon a formula to provide a direct "pay-for-performance" vehicle. The annual bonus also serves to focus executives on those activities that most directly affect shareholder value which are within their control and for which they are held accountable. At the beginning of the fiscal year, specific performance measures and goals are established based upon corporate and/or business unit profitability and individual performance. Each participant is assigned a target bonus award opportunity that relates to his or her level. That target award level represents the level of bonus payment the participant can expect to earn in the event all performance goals are achieved at 100% during the ensuing fiscal year. When performance levels exceed or fall below expectations, actual awards are proportionately increased or decreased from the target, with bonuses "at risk." In fiscal year 2002, the target levels established at the corporate and business unit levels were based upon earnings before income taxes.

     With respect to certain senior executives, including Harvey Sanders, the Chairman of the Board, President and Chief Executive Officer of the Company, David Chu, the Vice Chairman of the Company, and John Varvatos, President of John Varvatos Company, a wholly-owned subsidiary of the Company, annual incentive award opportunities are set in accordance with the Company's Incentive Compensation Plan (the "Plan"). At the start of each fiscal year, the Compensation Committee, in consultation with management, establishes target levels of either earnings before income taxes, net earnings and/or return on equity for the Company or a business unit. In fiscal year 2002, threshold levels of earnings were established. If the designated minimum level of earnings was not achieved, the participants would have received no incentive award for fiscal year 2002 performance under the Plan (although in its discretion, the Compensation Committee may authorize awards outside of the Plan). During such year, certain of the Company's business units exceeded the minimum threshold level, and the participants received an incremental proportionately greater payment than the minimum. Other business units did not exceed the minimum and participants received no bonuses, while others received discretionary bonuses. The Compensation Committee has established target levels for fiscal year 2003 and has granted incentive award opportunities for such year to each of Messrs. Sanders, Chu and Varvatos.

     The Company's senior executives are eligible to receive stock options and/or restricted stock in accordance with the Company's 1996 Stock Incentive Plan. The objectives of such participation are to align executive and stockholder long term interests and to enable executives to develop a stock ownership position in the Company. The Compensation Committee has the responsibility of granting stock options and restricted stock awards to executive and management employees. In granting stock options, the Compensation Committee takes into account Company performance, subsidiary performance and individual performance, utilizing the same factors as those used in the determination of cash compensation. The Compensation Committee also takes into account the number of options held by an individual and the total number of stock options outstanding. No stock options were granted to the executive officers listed in the Summary Compensation table above in fiscal year 2002.

     The Chairman of the Board, President and Chief Executive Officer of the Company is Harvey Sanders. The criteria by which the Compensation Committee determines salary, bonus and the grant of stock options for senior executives, as set forth above, is also utilized by the Compensation Committee in determining cash compensation and stock awards for Mr. Sanders.

                                          Compensation Committee

                                          Robert B. Bank
                                          Steven H. Tishman
                                          Ronald G. Weiner

                                  PROPOSAL TWO

      APPROVAL OF AN AMENDMENT TO THE 1996 STOCK INCENTIVE PLAN TO PERMIT
          THE COMPANY TO OFFER A ONE-TIME OPPORTUNITY TO NON-EXECUTIVE
               EMPLOYEES TO EXCHANGE CERTAIN "UNDERWATER" OPTIONS

     The Company's Board of Directors has determined that it would be in the best interests of the Company and its stockholders to amend the 1996 Stock Incentive Plan (the "1996 Plan") to permit the Company to offer a one-time opportunity to employees holding certain options granted under the 1996 Plan to surrender such options to the Company for cancellation in exchange for a future grant of replacement options (the "Exchange Offer"). The executive officers named in the Summary Compensation Table above and members of the Board of Directors will not be eligible to participate in the Exchange Offer.

     The Exchange Offer would permit employees to surrender certain of their "underwater" options to the Company for cancellation in exchange for a future grant of replacement options. The replacement options would entitle the employee to purchase 0.70 shares of the Company's Common Stock for each share that could have been purchased under the cancelled option. The replacement options would be granted no earlier than six (6) months and one (1) day following the cancellation date of the cancelled options, and would have an exercise price equal to the fair market value of the Company's Common Stock on the grant date of the replacement option. The Company believes that the value of the replacement options (as determined under a Black-Scholes valuation model) will be equal to the value of the "underwater" options being cancelled (as similarly determined). Because the 1996 Plan limits the Company's ability to reprice "underwater" options, the stockholders are being asked to approve an amendment to the 1996 Plan to permit the Exchange Offer. The Board of Directors believes that the Exchange Offer would serve the best interests of the Company and its stockholders.

BACKGROUND

     The Company considers stock options to be a critical component of employee compensation. The Company believes that stock options provide incentive to its employees to promote increased stockholder value and are a major factor in the Company's ability to attract and retain key personnel responsible for the continued development and growth of the Company's business. The Company has granted stock options under the 1996 Plan and earlier stock option plans to certain of its employees from time to time, in each case with an exercise price equal to the market price of the Company's Common Stock on the date of the grant.

     Recent adverse economic and other conditions have had a negative effect on the retail markets in which the Company operates. The slowdown in the economy and other factors have adversely impacted the Company's businesses and the market price of the Company's Common Stock, as is the case for a number of companies in the apparel industry. In response to the current situation, the Company has implemented a number of strategic initiatives, including appointing new members to the senior management team, implementing a new inventory management program, developing and extending brands and product lines, and opening a new distribution center.

     One consequence of the decrease in the Company's stock price is that a number of options currently held by employees have an exercise price which is considerably higher than the current trading price of the Company's Common Stock. Employees holding such "underwater" options will be unable to recognize any gain from exercising their options unless the price of the Company's Common Stock returns to its previous levels. As a result, these "underwater" options no longer provide the incentives that they were originally intended to create, eliminating many of the advantages that the Company has historically been able to derive from its option programs. With a low likelihood of achieving gain from these "underwater" stock options, employees holding these options may have an incentive to seek alternative employment with competitors of the Company. The loss of key employees could have a detrimental effect on the Company's business and financial results. The Exchange Offer is intended to realign the exercise price of certain previously granted options with the current trading price of the Company's Common Stock and thereby better enable the Company to motivate and retain its employees and achieve the Company's business goals. However, each "underwater" option which is exchanged pursuant to the Exchange Offer will entitle the holder to a replacement option for only 0.70 shares for each share that was subject to the "underwater" option.

     As of May 31, 2002, the closing sale price of the Company's Common Stock as quoted on the Nasdaq National Market System was $12.98 per share, and options to purchase an aggregate of 5,144,670 shares of the Company's Common Stock were outstanding under the Company's existing stock incentive plans. Also as of May 31, 2002, there were 537,060 shares available for future awards under the 1996 Plan. If the proposed amendment authorizing the Exchange Offer is approved by the stockholders, the Exchange Offer will be made for an aggregate of 442,600 options issued under the 1996 Plan having an exercise price in excess of $24.00 per share. As of May 31, 2002, executive officers named in the Summary Compensation Table and directors held options to purchase 840,500 shares at an exercise price exceeding $24.00, which options are not eligible for the Exchange Offer.

     The Company believes that the Exchange Offer will achieve a critical corporate objective, restoring the incentive value of the Company's stock options and thereby reducing the risk of loss of key employees who are essential to the future growth of the Company.

PROPOSED AMENDMENT

     For the reasons discussed above, in May 2002 the Company's Board of Directors determined that it would be in the best interest of the Company and its stockholders to amend the 1996 Plan to permit a one-time opportunity for employees holding certain high-priced options to surrender such options to the Company for cancellation in exchange for a future grant of replacement options. Accordingly, the Board has adopted, subject to the approval of the Company's stockholders, an amendment to the 1996 Plan that authorizes the Exchange Offer as a one-time exception to the 1996 Plan's limitation on repricing of options. The basic terms of the Exchange Offer are outlined below.

     Grant of Replacement Options. Under the Exchange Offer, eligible holders of options to purchase shares of the Company's Common Stock having an exercise price in excess of $24.00 will be able to elect to surrender such options to the Company for cancellation in exchange for a future grant of replacement options to purchase 0.70 shares of Common Stock for each share that was issuable under the cancelled option. The Exchange Offer will provide that a participant may elect to exchange his or her eligible options on a grant by grant basis. For example, if an employee had two eligible grants of 1,000 shares each, such employee could elect to participate in the program with respect to one or both 1,000 share grants, but could not elect to participate with respect to a fraction of a grant. The replacement options would be granted no earlier than six (6) months and one (1) day following the cancellation date of the cancelled options, and would have an exercise price equal to the fair market value of the Company's Common Stock on the grant date of the replacement options. Each replacement option will be granted under the 1996 Plan.

     Persons Eligible to Participate in the Exchange Offer. All employees and officers of the Company or any of its subsidiaries, except for the executive officers named in the Summary Compensation Table above, will be eligible to participate in the Exchange Offer. Members of the Board of Directors of the Company will not be eligible to participate in the Exchange Offer. Participation in the Exchange Offer by eligible participants will be voluntary.

     Options Eligible for Exchange under the Exchange Offer. Options granted under the 1996 Plan prior to the date of this Proxy Statement having an exercise price in excess of $24.00 will be eligible for exchange under the Exchange Offer. Underwater options with exercise prices below the threshold outlined above will not be eligible for exchange under the Exchange Offer.

     Term and Vesting of Replacement Options. Each replacement option granted under the Exchange Offer will have a term equal to the remaining term of the cancelled option, subject to earlier termination in the event of termination of employment. Each replacement option granted under the Exchange Offer will have the same vesting schedule as the cancelled option it replaces, except that all replacement options replacing cancelled options that either (i) were vested on or before the date on which such options are cancelled by the Company under the Exchange Offer or (ii) were scheduled to vest before the six-month anniversary of the grant date of the replacement option, will vest on the six-month anniversary of the grant date of the replacement option. Consequently, all replacement options will vest no earlier than six months after the date of their grant. All replacement options will be exercisable upon vesting.

     Information Regarding Eligible Options. The following table provides certain information regarding options currently held by employees which would be eligible for inclusion in the Exchange Offer, if the Exchange Offer had been commenced on May 31, 2002.

                   NUMBER OF                    LENGTH OF TERM
  DATE OF GRANT     OPTIONS    EXERCISE PRICE     REMAINING
  -------------    ---------   --------------   --------------
September 3, 1996     7,100        $26.00          4 years
March 5, 1997       200,400        $24.50          5 years
April 28, 1998      235,100        $25.31          6 years

     Accounting Treatment of Exchange Offer. Under current accounting rules, the Exchange Offer will not cause the Company to incur any variable accounting compensation charges against its earnings.

     Certain Federal Income Tax Consequences. The Exchange Offer should be treated as a non-taxable exchange and no taxable income should be recognized upon the grant of a replacement option.

     Implementation of the Exchange Offer. If the Company's stockholders approve the Exchange Offer at the Annual Meeting, the Company expects to commence the Exchange Offer at a future date to be determined by the Board of Directors in its sole discretion. The Board of Directors may determine not to proceed with the Exchange Offer even if the stockholders approve the amendment authorizing the Exchange Offer.

     The Board of Directors believes that the Exchange Offer is in the best interests of the Company and its stockholders in order to retain and provide incentive to the Company's employees in light of recent adverse economic conditions. The Company has a limited number of shares reserved for issuance under the 1996 Plan. By undertaking an exchange of old "underwater" options for new options having an exercise price equal to the market price of the Company's Common Stock on the date of their grant, the Company avoids the potential additional dilution to its stockholders that could result from simply granting additional options to employees. Given that the total number of replacement options granted will be less than the total number of cancelled options, the Exchange Offer will result in less potential dilution to the Company's stockholders than if the options were exchanged at a one-for-one rate. Moreover, the Exchange Offer will be structured in such a way that the Company will avoid any variable accounting compensation charges against its earnings.

TEXT OF PROPOSED AMENDMENT TO 1996 PLAN

     The following is the text of Section 3.2 of the 1996 Plan, as proposed to be amended (with the new language shown in italics):

     "Section 3.2. . . . In particular, and without limiting its authority and powers, except with respect to Outside Directors, the Committee shall have the authority: . . . (k) to substitute new awards with more favorable terms and conditions for previously granted awards under the Plan, or for stock options or awards granted under other plans or agreement, provided, however, in no case shall the Committee reprice "underwater" Stock Options. NOTWITHSTANDING THE FOREGOING LIMITATION, THE COMMITTEE IS AUTHORIZED, IN ITS SOLE DISCRETION, TO OFFER EMPLOYEES (OTHER THAN THE EXECUTIVE OFFICERS NAMED IN THE SUMMARY COMPENSATION TABLE OF THE COMPANY'S PROXY STATEMENT FOR ITS 2002 ANNUAL MEETING OF STOCKHOLDERS) HOLDING STOCK OPTIONS HAVING AN EXERCISE PRICE IN EXCESS OF $24.00 PER SHARE A ONE-TIME OPPORTUNITY TO SURRENDER SUCH OPTIONS FOR

CANCELLATION IN RETURN FOR A FUTURE GRANT OF REPLACEMENT OPTIONS. EACH REPLACEMENT OPTION SHALL ENTITLE THE HOLDER TO PURCHASE 0.70 SHARES OF THE COMPANY'S COMMON STOCK FOR EACH SHARE THAT WAS ISSUABLE UNDER THE CANCELLED OPTION. THE REPLACEMENT OPTIONS SHALL BE GRANTED NO LESS THAN SIX MONTHS AND ONE DAY FOLLOWING THE CANCELLATION OF THE CANCELLED OPTIONS, WITH AN EXERCISE PRICE EQUAL TO THE FAIR MARKET VALUE OF THE COMPANY'S COMMON STOCK ON SUCH DATE OF GRANT. EACH REPLACEMENT OPTION SHALL HAVE A TERM EQUAL TO THE REMAINING TERM OF THE CANCELLED OPTION AND THE SAME VESTING SCHEDULE AS FOR THE CANCELLED OPTION WHICH IT REPLACES, EXCEPT THAT NO REPLACEMENT OPTION SHALL VEST OR BE EXERCISABLE ANY EARLIER THAN SIX MONTHS AFTER THE DATE OF ITS GRANT. THE FOREGOING EXCHANGE OPPORTUNITY SHALL BE STRUCTURED SO THAT THE COMPANY AVOIDS INCURRING VARIABLE ACCOUNTING COMPENSATION CHARGES, AND MAY CONTAIN SUCH OTHER TERMS AND CONDITIONS AS MAY BE DETERMINED BY THE COMMITTEE NOT INCONSISTENT WITH THE FOREGOING.

REQUIRED VOTE AND BOARD OF DIRECTORS' RECOMMENDATION

     The affirmative vote of a majority of the shares of the Company present in person or represented by proxy and entitled to vote at the Annual Meeting is required for approval of the proposed amendment to the 1996 Plan. The effect of an abstention is the same as a vote against approval of the amendment. Broker non-votes will not have the effect of votes against approval of the amendment. Should such stockholder approval not be obtained, then the 1996 Plan will remain unchanged, no Exchange Offer for "underwater" options will occur, and option grants and other awards will continue to be made pursuant to the provisions of the 1996 Plan in effect prior to the amendment summarized in this proposal.

     The Board of Directors recommends a vote FOR the Amendment to the 1996 Stock Incentive Plan.

NEW BENEFITS UNDER THE 1996 STOCK INCENTIVE PLAN

     The following table sets forth the benefits that will be received or allocated to all eligible non-executive employees of the Company, as a group, under the 1996 Plan, assuming that the stockholders approve the amendment to the 1996 Plan described above and assuming that each of such persons elects to participate in the Exchange Offer as described above. Pursuant to the Exchange Offer, for each cancelled option, the optionee shall receive 0.70 replacement options at an exercise price equal to the fair market value of the Company's Common Stock on a date which is no sooner than six months and one day following the cancellation. Had the replacement options been granted on May 31, 2002, they would have been granted at an exercise price of $12.98 per share, the closing price of the Company's Common Stock on the Nasdaq National Market System on such date.

                               NEW PLAN BENEFITS
                           1996 STOCK INCENTIVE PLAN

                                                                 NUMBER OF
NAME AND POSITION(1)                                          STOCK OPTIONS(2)
--------------------                                          ----------------
Non-Executive Officer Employees (86 persons)................      309,820

---------------
(1) The Company's Chief Executive Officer, the other individuals listed in the Summary Compensation Table above and the directors of the Company are not eligible to participate in the Exchange Offer.

(2) Reflects the aggregate number of replacement options which would be issuable no earlier than six months and one day following the cancellation of an aggregate of 442,600 options pursuant to the terms of the Exchange Offer. The Company believes that the value of the replacement options (as determined under a Black-Scholes valuation model) will be equal to the value of the cancelled options (as similarly determined).

                  DESCRIPTION OF THE 1996 STOCK INCENTIVE PLAN

PRINCIPAL PROVISIONS OF THE 1996 PLAN

     The following summary of the 1996 Plan is qualified by reference to the full text of the Plan, which will be available at the Annual Meeting and may also be obtained by written request to the Company's Vice President -- Investor Relations. A copy of the 1996 Plan (without the proposed amendment) is available on the website of the Securities and Exchange Commission, www.sec.gov, as
Exhibit 10(iii)(c) to the Company's Annual Report on Form 10-K for the fiscal year ended March 2, 2002.

GENERAL PROVISIONS

     The 1996 Plan authorizes the granting of awards to employees (including officers) of the Company and certain related companies in the form of any combination of (1) options to purchase shares of Common Stock, (2) stock appreciation rights ("SARs"), (3) shares of restricted Common Stock ("restricted stock"), (4) shares of deferred Common Stock ("deferred stock"), (5) bonus stock, (6) cash bonuses, (7) loans, and (8) tax-offset payments with respect to any of such awards. The 1996 Plan also provides for the automatic grant to directors who are not employees or officers of the Company ("Outside Directors") of options to purchase shares of the Common Stock and related limited SARs and tax-offset payments.

     Administration. The 1996 Plan is administered by a committee of the Company's Board of Directors, which consists of at least two Outside Directors. The Committee has authority to interpret the 1996 Plan, adopt administrative regulations, and determine and amend the terms of awards to employees; however, the Committee has no authority to vary the amount or terms of awards to Outside Directors from those set forth in the 1996 Plan.

     Eligibility. The Committee may make awards under the 1996 Plan to employees (including officers) of the Company or of any entity in which the Company owns at least a 20% interest. All employees are eligible to receive awards under the 1996 Plan. All Outside Directors of the Company are automatically granted stock options and related limited SARs having the terms specified in the 1996 Plan, but are not eligible to receive any other awards under the 1996 Plan.

     Limitations on Awards. The aggregate number of shares of Common Stock which may be issued under the 1996 Plan is 4,000,000. Such shares may consist of authorized but unissued shares or treasury shares. The exercise of a SAR for cash or the settlement of any other award in cash will not count against this share limit. Shares subject to lapsed, forfeited or canceled awards, including options canceled upon the exercise of tandem SARs for cash, will not count against this limit and can be regranted under the 1996 Plan. If the exercise price of an option is paid in Common Stock or if shares are withheld from payment of an award to satisfy tax obligations with respect to the award, such shares also will not count against the above limit. No employee may be granted stock options, SARs, restricted stock, deferred stock, or bonus stock under the 1996 Plan with respect to more than 600,000 shares of Common Stock in any fiscal year. No employee may be granted tax-offset payments with respect to more than the number of shares of Common Stock covered by awards held by such employee. No employee may be paid a cash bonus in any fiscal year of the Company in excess of
(i) 5% of the Company's operating profit, if the bonus relates to a single fiscal year, or (ii) 2% of the Company's cumulative operating profit for each fiscal year to which the cash bonus relates, if the bonus relates to more than one fiscal year. Tax-offset payments and cash settlements of other awards will not count against this cash bonus limit.

AWARDS TO EMPLOYEES

     The 1996 Plan authorizes the Committee to grant the following types of awards to eligible employees, including officers. The Company has authority to determine the terms and conditions of the award and to waive any such conditions in its discretion.

          1. Stock Options. The Committee is authorized to grant incentive stock options ("ISOs") and non-qualified stock options to purchase such number of shares of Common Stock as the Committee determines. (ISOs may not be granted under the 1996 Plan after March 31, 2006.) An option will be exercisable at such times, over such term and subject to such terms and conditions as the Committee determines, and at an exercise price determined by the Committee, which may be less than the fair market value of the Common Stock at the date of grant of the option, except that ISOs are subject to certain restrictions as set forth in the 1996 Plan.

          2. Stock Appreciation Rights. Upon exercise of a SAR the holder is entitled to receive, for each share with respect to which the SAR is exercised, an amount (the "appreciation") equal to the excess of the fair market value of a share of Common Stock on the exercise date over the "base amount" determined by the Committee. The appreciation is payable in cash, Common Stock, or a combination of both, as determined by the Committee.

          3. Restricted Stock. The Committee is authorized to award restricted stock subject to such terms and conditions as the Committee may determine in its sole discretion. The Committee has authority to determine the number of shares of restricted stock to be awarded, the price, if any, to be paid by the recipient of the restricted stock, and the date or dates on which, or the conditions upon the satisfaction of which, the restricted stock will vest. The Committee also has authority to determine whether the employee will have the right to vote and/or receive dividends on shares of restricted stock, and whether the certificates for such shares will be held by the Company or delivered to the employee bearing legends to restrict their transfer. If a holder of restricted stock terminates employment before the shares have vested, the unvested shares will be forfeited and any purchase price paid for the stock will be returned to the employee.

          4. Deferred Stock. An award of deferred stock is a promise to deliver stock (or its cash equivalent) in the future. In making an award of deferred stock the Committee will determine the periods, if any, during which and/or the conditions on which the award is subject to forfeiture, and may provide for the issuance of stock pursuant to the award without payment therefor. Upon vesting, the award will be settled in shares of Common Stock, cash equal to the fair market value of such stock, or a combination thereof, as provided by the Committee. During the deferral period set by the Committee, the employee may not sell, transfer, pledge or assign the deferred stock award.

          5. Bonus Stock and Cash Bonuses. The Committee may award bonus stock and/or cash bonuses subject to such terms and conditions as it may determine. Such awards may be conditioned upon attainment of specific performance goals or such other criteria as the Committee may determine.

          6. Loans. The Committee may provide that the Company will make, or arrange for, a loan to an employee with respect to the exercise of any stock option granted under the 1996 Plan, with respect to the payment of the purchase price, if any, of any restricted stock awarded under the 1996 Plan, and/or with respect to any taxes arising from an award under the 1996 Plan, provided that the Company will not loan to an employee more than the sum of (i) the excess of the purchase or exercise price of an award over the par value of any shares awarded, plus (ii) the amount of any taxes arising from such award. The Committee will determine the terms of any such loan.

          7. Tax-Offset Payments. The Committee is authorized to provide for a tax-offset payment by the Company to an employee not in excess of the amount necessary to pay the federal, state, local, and other taxes payable with respect to any award and the receipt of the tax-offset payment, assuming the employee is taxed at the maximum tax rate applicable to such income.

          8. Performance Awards. The Committee can designate any awards under the 1996 Plan as "Performance Awards," and the 1996 Plan provides that awards so designated are to be granted and administered so as to qualify as "performance-based compensation" under Section 162(m) of the Internal Revenue of 1986, as amended (the "Code"). The grant or vesting of a Performance Award will be subject to the achievement of performance objectives (the "Performance Objectives") established by the Committee based on one or more of the following criteria, which the Committee may apply to the Company on a consolidated basis and/or to a business unit, and which the Committee may use either as an absolute measure or as a measure of comparative performance relative to a peer group of companies: sales, operating profits, operating profits before interest expense and taxes, net earnings, earnings per share, return on equity, return on assets, return on invested capital, cash flow, debt to equity ratio, market share, stock price, economic value added, and market value added.

          9. Deferral of Awards. The Committee may permit an employee to defer receipt of any award for a specified period or until a specified event.

AWARDS TO OUTSIDE DIRECTORS

     The 1996 Plan provides for the automatic grant of stock options to Outside Directors on the following terms. Each person who first becomes an Outside Director on or after April 1, 1996 will be granted, on the date of his or her initial election (or the first trading day thereafter), an option to purchase 2,000 shares of Common Stock.

     The option price will be equal to the fair market value of a share of Common Stock on the date of option grant, and may be paid using cash, Common Stock owned for at least six months, "cashless exercise" or a combination thereof, in the discretion of the option holder. Each option has a ten-year term, and becomes exercisable in two equal installments on the first and second anniversaries of the date of grant, assuming continued service on the Board of Directors. Following an Outside Director's termination of service, the options which have previously become exercisable will remain exercisable for the remainder of their 10-year term (or, in the event of the optionee's termination of service as a result of death, for the longer of one year from the date of death or the remainder of the 10-year term).

     Each option to Outside Directors is granted in tandem with a limited SAR which may be exercised only within the 60-day period following a Change of Control, as defined below. Upon exercise of the limited SAR, the appreciation will be paid in cash based on the Change of Control Price, as defined below.

PROVISIONS RELATING TO A CHANGE OF CONTROL

     As a general matter, upon the occurrence of a Change of Control, (1) all outstanding stock options, SARs, and limited SARs, including those held by Outside Directors, will become fully exercisable and vested, (2) all restrictions and deferral limitations applicable to outstanding restricted stock and deferred stock awards under the 1996 Plan will lapse, and such shares and awards will be deemed fully vested, and (3) to the extent the cash payment of any award is based on the fair market value of stock, such fair market value will be the Change of Control Price. The Committee may provide exceptions from the above rule with respect to grants to employees, but not Outside Directors.

     A "Change of Control" is deemed to occur on the date (1) any person or group (with certain exceptions) acquires beneficial ownership of securities representing 20% or more of the Company's total voting power, (2) individuals who constitute the "Incumbent Directors" (as defined in the 1996 Plan) fail to constitute at least a majority of the Board of Directors, (3) the stockholders approve a merger or consolidation unless following such transaction (a) the beneficial owners of the Company's Common Stock before the transaction own securities representing more than 50% of the total voting power of the company resulting from the transaction, and (b) at least a majority of members of the board of directors of the company resulting from the transaction were members of the Company's Board of Directors at the time the Board approved the transaction, or (4) the stockholders of the Company approve a liquidation of the Company or a sale of substantially all of its assets.

     The Change of Control Price is the highest price per share of Common Stock paid in any open market transaction, or paid or offered to be paid in any transaction related to a Change of Control, during the 90-day period ending with the Change of Control, except that for a SAR granted in tandem with an ISO, such price is the highest price paid on the date the SAR is exercised.

OTHER PROVISIONS

     Tax Withholding. The Committee may permit employees to satisfy all or a portion of their federal, state, local or other tax liability with respect to awards under the 1996 Plan by delivering previously-owned shares or by having the Company withhold from the shares otherwise deliverable to such employee shares having a value equal to the tax liability to be so satisfied.

     Adjustments. In the event of specified changes in the Company's capital structure, the Committee or the Board will have the power to adjust the number of shares reserved for issuance under the 1996 Plan, the number of shares as to which awards may be granted to any individual in any fiscal year, the number of shares subject to outstanding awards and the amounts to be paid by award holders or the Company, as the case may be, with respect to outstanding awards, provided that no such adjustment may increase the aggregate value of outstanding awards.

     Amendments. The Board of Directors may amend the 1996 Plan without stockholder approval except as required to satisfy Rule 16b-3, Section 162(m) of the Code, or other regulatory requirements. Amendment or discontinuation of the 1996 Plan cannot adversely affect any award previously granted without the holder's written consent.

     The Committee is authorized to accelerate the exercisability of options or awards, or extend the period in which an option may be exercised, on a case by case basis. The Committee may amend any grant under the 1996 Plan (other than grants to Outside Directors), except that no award can be modified in a manner unfavorable to the holder without the written consent of the holder. In addition, the Committee may, without stockholder approval, cancel an option or other award granted to an employee and grant a new option or award to the employee on more favorable terms and conditions than the canceled award, however, the Committee may not reprice "underwater" options (except pursuant to the Exchange Offer, if the proposed amendment to the 1996 Plan is approved by the stockholders).

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following is a summary of certain federal income tax aspects of stock options which may be granted under the 1996 Plan, based upon the laws in effect on the date hereof.

     Non-Qualified Stock Options. No income is recognized by the optionee at the time a non-qualified option is granted. Upon exercise of the option, the optionee recognizes ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the option price. At disposition of the shares, any appreciation after the date of exercise is treated capital gain

     Incentive Stock Options. An optionee generally will not recognize income upon the grant of an ISO or upon the exercise of an ISO during the period of his or her employment with the Company or one of its subsidiaries or within three months after termination of employment. (The optionee also will not recognize income upon the exercise of an ISO within 12 months after the optionee's termination of employment by reason of permanent and total disability, or within the remaining term of the option following the optionee's death.) However, the exercise of an ISO may result in an alternative minimum tax liability to the participant. If an ISO is exercised after the time periods specified above, it will be treated in the same manner as the exercise of a non-qualified option. If the optionee continues to hold the shares acquired upon exercise of an

ISO for at least two years from the date of grant and one year from the date of exercise, the optionee will recognize capital gain or loss upon the disposition of the shares. Such gain or loss will be measured by the difference between the exercise price and the amount received for the shares at the time of the disposition.

     If Common Stock acquired upon the exercise of an ISO is disposed of prior to the expiration of the one-year and two-year holding periods described above, the optionee will generally recognize ordinary income in an amount equal to the lesser of (i) the excess of the value of the shares on the option exercise date over the exercise price or (ii) the excess of the amount received upon disposition of the shares over the exercise price. Any further gain recognized by the optionee on such disposition will be taxed as capital gain.

     Company Deductions. As a general rule, the Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount that an employee or Outside Director recognizes ordinary income from awards under the 1996 Plan, to the extent such income is considered reasonable compensation under the Code. The Company will not, however, be entitled to a deduction to the extent compensation in excess of $1 million is paid to an executive officer named in the proxy statement who was employed by the Company at year-end, unless the compensation qualifies as "performance-based" under
Section 162(m) of the Code or certain other exceptions apply. In addition, the Company will not be entitled to a deduction with respect to payments to employees which are contingent upon a change of control if such payments are deemed to constitute "excess parachute payments" under Section 280G of the Code and do not qualify as reasonable compensation pursuant to that Section; such payments will subject the recipients to a 20% excise tax.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

     The following table sets forth information with respect to compensation plans under which equity securities of the Company are authorized for issuance as of the end of the 2002 fiscal year:

                      EQUITY COMPENSATION PLAN INFORMATION

                                                                                       NUMBER OF SECURITIES
                                                                                       REMAINING AVAILABLE
                                                                                       FOR FUTURE ISSUANCE
                                          NUMBER OF SECURITIES    WEIGHTED-AVERAGE         UNDER EQUITY
                                           TO BE ISSUED UPON      EXERCISE PRICE OF     COMPENSATION PLANS
                                              EXERCISE OF            OUTSTANDING            (EXCLUDING
                                          OUTSTANDING OPTIONS,    OPTIONS, WARRANTS    SECURITIES REFLECTED
                                          WARRANTS AND RIGHTS        AND RIGHTS           IN COLUMN (A))
                                          --------------------    -----------------    --------------------
PLAN CATEGORY                                  COLUMN (A)            COLUMN (B)             COLUMN (C)
-------------                             --------------------    -----------------    --------------------
Equity compensation plans approved by
  security holders*.....................       5,292,390               $15.44                505,200
Equity compensation plans not approved
  by security holders**.................         281,940               $ 0.87                     --

---------------
* Represents options granted under the 1996 Plan, the 1989 Employee Incentive Stock Plan and the Executive Incentive Stock Option Plan. The number reflected in Column (c) represents additional options available for issuance under the 1996 Plan. No additional options may be granted under the 1989 Employee Incentive Stock Plan or the Executive Incentive Stock Option Plan.

** Represents options granted on July 1, 1987 to the Vice Chairman of the Company. The Option Agreement representing such grant provided, as adjusted for stock splits (and subject to future adjustments), for the Vice Chairman to purchase up to an aggregate of 2,262,064 shares of the Company's Common Stock at a purchase price of $0.87 per share. The options expire 60 days after the earlier of (i) July 1, 2007, or (ii) 10 months following the date that the Vice Chairman ceases to be employed by the Company. At March 2, 2002, 281,940 options exercisable at $0.87 per share remain outstanding.

PERFORMANCE GRAPH

     The following performance graph assumes $100 invested in Nautica Enterprises, Inc. Common Stock, the Nasdaq Stock Market (U.S.) and S&P Textiles Index on March 1, 1997. Where applicable, it assumes reinvestment of dividends.

             COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN AMONG
           NAUTICA ENTERPRISES, INC., NASDAQ STOCK MARKET (U.S.) AND
                               S&P TEXTILES INDEX
                   FOR THE FIVE YEARS ENDED FEBRUARY 28, 2002

                              [PERFORMANCE CHART]

                                 PROPOSAL THREE

                   RATIFICATION OF APPOINTMENT OF ACCOUNTANTS

     The Board of Directors proposes the ratification by the stockholders at the Annual Meeting of Stockholders of the Company of the appointment of the accounting firm of Grant Thornton LLP as independent certified public accountants who will make an examination of the accounts of the Company for the year ending March 1, 2003. Grant Thornton LLP served as the Company's independent certified public accountants for the years ending March 2, 2002 and March 3, 2001. Stockholder ratification of the selection of Grant Thornton LLP as the Company's independent certified public accountants is not required by the Company's by-laws or otherwise. If the stockholders fail to ratify the selection, the Board of Directors will consider whether to retain that firm. Even if the selection is ratified, the Board of Directors in its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders. A representative of Grant Thornton LLP is expected to be present at the annual meeting to respond to appropriate questions and to make a statement if that representative so desires.

     The Board of Directors recommends that stockholders vote FOR the ratification of the appointment of Grant Thornton LLP as the Company's independent certified public accountants.

AUDIT AND OTHER FEES:

     For fiscal 2002, Grant Thornton LLP billed the Company for various audit and non-audit services, as follows:

     Audit Fees. The aggregate fees billed by Grant Thornton LLP for professional services rendered in connection with such firm's audit of the Company's fiscal 2002 financial statements, including the review of the financial statements included in the Company's Quarterly Reports on Form 10-Q for such fiscal year, were $296,000.

     Financial Information Systems Design and Implementation Fees. During the 2002 fiscal year, Grant Thornton LLP did not perform any professional services for the Company relating to financial information systems design and implementation.

     All Other Fees. The aggregate fees billed by Grant Thornton LLP for all other services rendered to the Company in connection with the 2002 fiscal year were $1,102,449, which included fees for tax-related services and special projects. The Audit Committee of the Board of Directors has considered whether provision of these non-audit services by Grant Thornton LLP is compatible with maintaining the independent public accountants' independence.

                 PROPOSALS BY STOCKHOLDERS-2003 ANNUAL MEETING

     All proposals by stockholders intended to be presented at the next annual meeting of stockholders (scheduled to be held in July 2003) must be received by the Company at its office at 40 West 57th Street, New York, New York 10019, no later than February 12, 2003 in order to be included in the Proxy Statement and form of proxy relating to such meeting. All such proposals must comply with applicable Securities and Exchange Commission rules and regulations.

                                 OTHER BUSINESS

     Management is not aware of any matters to be presented at the meeting other than those set forth in this Proxy Statement. However, should any other business properly come before the meeting, or any adjournment or adjournments thereof, the enclosed proxy confers upon the persons entitled to vote the shares represented by such proxies, discretionary authority to vote the same in respect to any such other business in accordance with their best judgment in the interest of the Company.

     MANAGEMENT UNDERTAKES TO PROVIDE ITS STOCKHOLDERS WITHOUT CHARGE, UPON WRITTEN OR VERBAL REQUEST BY ANY SUCH STOCKHOLDER BY FIRST CLASS MAIL WITHIN ONE BUSINESS DAY OF RECEIPT OF SUCH REQUEST, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULE FILED THEREWITH. WRITTEN REQUEST FOR SUCH REPORT SHOULD BE ADDRESSED TO NAUTICA ENTERPRISES, INC., 40 WEST 57TH STREET, NEW YORK, NEW YORK 10019, ATTENTION: INVESTOR RELATIONS. VERBAL REQUESTS SHOULD BE MADE BY TELEPHONE TO NAUTICA ENTERPRISES, INC. AT (212) 541-5757.

     Stockholders are urged to vote the enclosed proxy, solicited on behalf of the Board of Directors, or vote by telephone or via the Internet. Unless a contrary direction is indicated, proxies will be voted for the election as directors of the nominees listed in this Proxy Statement and for Proposals Two and Three. The proxy does not affect the right to vote in person at the meeting and may be revoked by the stockholder any time prior to its being voted.

                                          By Order of the Board of Directors,

                                                     HARVEY SANDERS,
                                                         Chairman

June 7, 2002

                                                                      Appendix A

                            NAUTICA ENTERPRISES, INC.

                           1996 STOCK INCENTIVE PLAN*
                             (Amended and Restated)

SECTION 1.        PURPOSES

                  The purpose of the Nautica Enterprises, Inc. 1996 Stock Incentive Plan (the "Plan") are (i) to enable Nautica Enterprises, Inc. (the "Company") and its Related Companies (as defined below) to attract, retain and reward employees and strengthen the existing mutuality of interests between such employees and the Company's stockholders by offering such employees an equity interest in the Company, (ii) to enable the Company to offer incentives to employees of entities which are acquired or established by the Company from time to time as incentives and inducements for employment, and (iii) to enable the Company to pay part of the compensation of its Outside Directors (as defined in Section 5.2) in options to purchase the Company's common stock, thereby increasing such directors' proprietary interests in the Company. For purposes of the Plan, a "Related Company" means any corporation, partnership, joint venture or other entity in which the Company owns, directly or indirectly, at least a 20% beneficial ownership interest.

SECTION 2.        TYPES OF AWARDS

                  2.1 Awards under the Plan to employees may be in the form of
(i) Stock Options; (ii) Stock Appreciation Rights; (iii) Limited Stock Appreciation Rights; (iv) Restricted Stock; (v) Deferred Stock; (vi) Bonus Stock; (vii) Cash Bonuses; (viii) Loans; and/or (ix) Tax Offset Payments.

                  2.2 An eligible employee may be granted one or more types of awards, which may be independent or granted in tandem. If two awards are granted in tandem, the employee may exercise (or otherwise receive the benefit of) one award only to the extent he or she relinquishes the tandem award.

                  2.3 Outside Directors may receive only Stock Options and Limited Stock Appreciation Rights.

SECTION 3.        ADMINISTRATION

                  3.1 The Plan shall be administered (i) by the Committee (as defined below) in the case of awards to employees, and (ii) by the Company's Board of Directors (the "Board") in the case of awards to Outside Directors. The Committee shall be the Compensation Committee of the Board or such other committee of directors as the Board shall designate, which shall consist of not less than two directors each of whom is (a) a nonemployee director, as such term is defined in Rule 16b-3 under the Securities Exchange Act of 1934 or any successor rule, and (b) an outside director satisfying the requirements of
Section 162(m) of the Internal Revenue Code of 1986, as amended, or any successor thereto (the "Code"). The members of the Committee shall serve at the pleasure of the Board.

                  3.2 The Committee shall have the following authority with respect to awards under the Plan other than awards to Outside Directors: to grant awards to eligible employees under the Plan; to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall deem advisable; to interpret the terms and provisions of the Plan and any award granted under the Plan; and to otherwise supervise the administration of the Plan. In particular, and without limiting its authority and powers, the Committee shall have the authority:

                        (a) to determine whether and to what extent any award or combination of awards will be granted hereunder, including whether any awards will be granted in tandem with each other;

                        (b) to select the employees to whom awards will be granted;

* As proposed to be amended by the bolded text on page 2.

                        (c) to determine the number of shares of the common stock of the Company (the "Stock") to be covered by each award granted hereunder subject to the limitations contained herein;

                        (d) to determine the terms and conditions of any award granted hereunder, including, but not limited to, any vesting or other restrictions based on such performance objectives (the "Performance Objectives") and such other factors as the Committee may establish, and to determine whether the Performance Objectives and other terms and conditions of the award are satisfied;

                        (e) to determine the treatment of awards upon an employee's retirement, disability, death, termination for cause or other termination of employment;

                        (f) to determine pursuant to a formula or otherwise the fair market value of the Stock on a given date; provided, however, that if the Committee fails to make such a determination, fair market value of the Stock on a given date shall be the mean between the highest and lowest quoted selling price, regular way, of the Stock on the NASDAQ National Market (or the principal exchange upon which the Stock is listed) on such date, or if no such sale of Stock occurs on such date, the weighted average of the high and low prices on the nearest trading dates before and after such date;

                        (g) to determine that amounts equal to the amount of any dividends declared with respect to the number of shares covered by an award (i) will be paid to the employee currently or (ii) will be deferred and deemed to be reinvested or (iii) will otherwise be credited to the employee, or that the employee has no rights with respect to such dividends;

                        (h) to determine whether, to what extent, and under what circumstances Stock and other amounts payable with respect to an award will be deferred either automatically or at the election of an employee, including providing for and determining the amount (if any) of deemed earnings on any deferred amount during any deferral period;

                        (i) to provide that the shares of Stock received as a result of an award shall be subject to a right of first refusal, pursuant to which the employee shall be required to offer to the Company any shares that the employee wishes to sell, subject to such terms and conditions as the Committee may specify;

                        (j) to amend the terms of any award, prospectively or retroactively; provided, however, that no amendment shall impair the rights of the award holder without his or her written consent; and

                        (k) to substitute new awards with more favorable terms and conditions for previously granted awards under the Plan, or for stock options or awards granted under other plans or agreements; provided, however, in no case shall the Committee reprice "underwater" Stock Options. NOTWITHSTANDING THE FOREGOING LIMITATION, THE COMMITTEE IS AUTHORIZED, IN ITS SOLE DISCRETION, TO OFFER EMPLOYEES (OTHER THAN THE EXECUTIVE OFFICERS NAMED IN THE SUMMARY COMPENSATION TABLE OF THE COMPANY'S PROXY STATEMENT FOR ITS 2002 ANNUAL MEETING OF STOCKHOLDERS) HOLDING STOCK OPTIONS HAVING AN EXERCISE PRICE IN EXCESS OF $24.00 PER SHARE A ONE-TIME OPPORTUNITY TO SURRENDER SUCH OPTIONS FOR CANCELLATION IN RETURN FOR A FUTURE GRANT OF REPLACEMENT OPTIONS. EACH REPLACEMENT OPTION SHALL ENTITLE THE HOLDER TO PURCHASE 0.70 SHARES OF THE COMPANY'S COMMON STOCK FOR EACH SHARE THAT WAS ISSUABLE UNDER THE CANCELLED OPTION. THE REPLACEMENT OPTIONS SHALL BE GRANTED NO LESS THAN SIX MONTHS AND ONE DAY FOLLOWING THE CANCELLATION OF THE CANCELLED OPTIONS, WITH AN EXERCISE PRICE EQUAL TO THE FAIR MARKET VALUE OF THE COMPANY'S COMMON STOCK ON SUCH DATE OF GRANT. EACH REPLACEMENT OPTION SHALL HAVE A TERM EQUAL TO THE REMAINING TERM OF THE CANCELLED OPTION AND THE SAME VESTING SCHEDULE AS FOR THE CANCELLED OPTION WHICH IT REPLACES, EXCEPT THAT NO REPLACEMENT OPTION SHALL VEST OR BE EXERCISABLE ANY EARLIER THAN SIX MONTHS AFTER THE DATE OF ITS GRANT. THE FOREGOING EXCHANGE OPPORTUNITY SHALL BE STRUCTURED SO THAT THE COMPANY AVOIDS INCURRING VARIABLE ACCOUNTING COMPENSATION CHARGES, AND MAY CONTAIN SUCH OTHER TERMS AND CONDITIONS AS MAY BE DETERMINED BY THE COMMITTEE NOT INCONSISTENT WITH THE FOREGOING.

                  3.3 The Committee shall have the right to designate awards as "Performance Awards." Awards so designated shall be granted and administered in a manner designed to preserve the deductibility of the compensation resulting from such awards in accordance with Section 162(m) of the Code. The grant or vesting of a Performance Award shall be subject to the achievement of Performance Objectives established by the Committee based on one or more of the following criteria, in each case applied to the Company on a consolidated basis and/or to a business unit, and which the Committee may use either as an absolute measure or as a measure of comparative performance relative to a peer group of companies: sales, operating profits, operating profits before interest expense and taxes, net earnings, earnings per share, return on equity, return on assets, return on invested capital, cash flow, debt to equity ratio, market share, stock price, economic value added, and market value added.

                  The Performance Objectives for a particular Performance Award relative to a particular fiscal year of the Company shall be established by the Committee in writing no later than 90 days after the beginning of such year. The Committee's determination as to the achievement of Performance Objectives relating to a Performance Award shall be made in writing. The Committee shall have discretion to modify the Performance Objectives or vesting conditions of a Performance Award only to the extent that the exercise of such discretion would not cause the Performance Award to fail to quality as "performance-based compensation" within the meaning of Section 162(m) of the Code.

                  3.4 With respect to awards to Outside Directors, the Board shall have authority to grant and amend awards subject to the limitations of Sections 2.3, 6, and 7.2; to interpret the Plan and grants to Outside Directors pursuant to the Plan; to adopt, amend, and rescind administrative regulations to further the purposes of the Plan; and to take any other action necessary to the proper operation of the Plan. Subject to any express limitations set forth in the Plan, the Board shall have the same powers with respect to awards to Outside Directors as are set forth for the Committee with respect to awards to employees. However, the Board shall have no discretion to vary the terms of awards granted pursuant to Section 15, except as provided in Section 4.4.

                  3.5 All determinations made by the Committee or the Board pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan participants.

                  3.6 The Committee may from time to time delegate to one or more officers of the Company any or all of its authorities granted hereunder except with respect to awards granted to persons subject to Section 16 of the Securities Exchange Act of 1934 or Performance Awards. The Committee shall specify the maximum number of shares that the officer or officers to whom such authority is delegated may award.

SECTION 4.        STOCK SUBJECT TO PLAN

                  4.1 The total number of shares of Stock reserved and available for distribution under the Plan shall be 4,000,000 (subject to adjustment as provided below). Such shares may consist of authorized but unissued shares or treasury shares. The exercise of a Stock Appreciation Right for cash or the payment of any other award in cash shall not count against this share limit.

                  4.2 To the extent a Stock Option terminates without having been exercised, or an award terminates without the employee having received payment of the award, or shares awarded are forfeited, the shares subject to such award shall again be available for distribution in connection with future awards under the Plan. If the exercise price of an option is paid in Stock or if shares of Stock are withheld from payment of an award to satisfy tax obligations with respect to such award, such shares will also not count against the Plan limits and shall again be available for distribution in connection with future awards under the Plan.

                  4.3 No employee shall be granted Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock and/or Bonus Stock, or any combination of the foregoing with respect to more than 600,000 shares of Stock in any fiscal year of the Company (subject to adjustment as provided in Section 4.4). No employee shall be granted Tax Offset Payments with respect to more than the number of shares of Stock covered by awards held by such employee. No employee shall be paid a Cash Bonus in any fiscal year in excess of (i) 5% of the Company's operating profit for the Company's fiscal year, if the Cash Bonus relates to a single fiscal year, or (ii) 2% of the Company's cumulative operating profit for each fiscal year to which the Cash Bonus relates, if the Cash Bonus relates to more than one fiscal year. An employee's Cash Bonus permitted under the preceding sentence shall be in addition to the employee's Stock awards and

Tax Offset Payments permitted under this Section 4.3.

                  4.4 In the event of any merger, reorganization, consolidation, sale of substantially all assets, recapitalization, Stock dividend, Stock split, spin-off, split-up, split-off, distribution of assets or other change in corporate structure affecting the Stock, a substitution or adjustment, as may be determined to be appropriate by the Committee or the Board in its sole discretion, shall be made in the aggregate number of shares reserved for issuance under the Plan, the number of shares as to which awards may be granted to any individual in any fiscal year, the number of shares subject to outstanding awards and the amounts to be paid by award holders or the Company, as the case may be, with respect to outstanding awards; provided, however, that no such adjustment shall increase the aggregate value of any outstanding award. In the event any change described in this Section 4.4 occurs and an adjustment is made in the outstanding Stock Options granted to participants other than Outside Directors, a similar adjustment shall be made in the number and terms of Stock Options (and related Limited Stock Appreciation Rights) previously granted to Outside Directors and to be granted under Section 15, provided that any such adjustment shall be equitable and shall not increase the aggregate benefits of such Stock Options to Outside Directors.

SECTION 5.        ELIGIBILITY

                  5.1 Employees of the Company or a Related Company, including employees who are officers and/or directors of the Company, are eligible to be granted awards under the Plan, other than under Section 15. The employee participants under the Plan shall be selected from time to time by the Committee, in its sole discretion, from among those eligible.

                  5.2 Initial grants to Outside Directors shall be made automatically pursuant to Section 15. Subsequent grants to Outside Directors shall be made by the Board, in its discretion, in accordance with the provisions of Sections 2.3, 6 and 7.2. For purposes of the Plan, the term "Outside Director" shall mean any director of the Company other than one who is an employee of the Company or a Related Company.

SECTION 6.        STOCK OPTIONS

                  6.1 The Stock Options awarded to employees under the Plan may be of two types: (i) Incentive Stock Options within the meaning of Section 422 of the Code or any successor provision thereto; and (ii) Non-Qualified Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option. All Stock Options awarded to Outside Directors shall be Non-Qualified Stock Options.

                  6.2 Subject to the following provisions, Stock Options awarded to employees by the Committee and Stock Options awarded to Outside Directors by the Board shall be in such form and shall have such terms and conditions as the Committee or Board, as the case may be, may determine. All references to the Committee in the following paragraphs of this Section 6.2 shall be deemed to refer to the Board with respect to awards to Outside Directors.

                        (a) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee, and may be less than the fair market value of the Stock on the date of the award of the Stock Option.

                        (b) Option Term. The term of each Stock Option shall be fixed by the Committee.

                        (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. The Committee may waive such exercise provisions or accelerate the exercisability of the Stock Option at any time in whole or in part.

                        (d) Method of Exercise. Stock Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment of the purchase price. Payment of the purchase price shall be made in such manner as the Committee may provide in the award, which may include cash (including cash equivalents), delivery of shares of Stock already owned by the optionee or subject to awards hereunder, "cashless exercise", any other manner permitted by law determined by the Committee, or any combination of the foregoing. If the Committee determines that a Stock Option may be exercised using shares of Restricted Stock, then unless the Committee provides otherwise, the shares received upon the exercise of a Stock Option which are paid for using Restricted Stock shall be restricted in accordance with the original terms of the Restricted Stock award.

                        (e) No Stockholder Rights. An optionee shall have neither rights to dividends or other rights of a stockholder with respect to shares subject to a Stock Option until the optionee has given written notice of exercise and has paid for such shares.

                        (f) Surrender Rights. The Committee may provide that options may be surrendered for cash upon any terms and conditions set by the Committee.

                        (g) Transferability. Stock Options shall not be transferable by the optionee other than by will or by the laws of descent and distribution, and during the optionee's lifetime, all Stock Options shall be exercisable only by the optionee or by his or her guardian or legal representative; provided, however, the Committee may, in its discretion, authorize all or a portion of the Stock Options to be granted to an optionee to be on terms which permit transfer by such optionee to (i) the spouse, children, stepchildren or grandchildren (including relationships arising from legal adoption) of the optionee ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iii) a partnership in which such Immediate Family Members are the only partners, provided that (x) there shall be no consideration for any such transfer (other than interests in the transferee partnership), (y) the instrument pursuant to which such options are transferred must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Section as well as any additional conditions on transfer and restrictions on the rights of the transferee, as may be required by the Committee, and (z) subsequent transfers of transferred options shall be prohibited except those by will or the laws of descent and distribution. Following any such transfer, the Stock Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer.

                        (h) Termination of Employment. Following the termination of an optionee's employment (or Board service) with the Company or a Related Company, the Stock Option shall be exercisable to the extent determined by the Committee. The Committee may provide different post-termination exercise provisions with respect to termination of employment or service for different reasons. The Committee may provide that, notwithstanding the option term fixed pursuant to Section 6.2(b), a Stock Option which is outstanding on the date of an optionee's death shall remain outstanding for an additional period after the date of such death.

                  6.3 Notwithstanding the provisions of Section 6.2, no Incentive Stock Option shall (i) have an option price which is less than 100% of the fair market value of the Stock on the date of the award of the Incentive Stock Option, (ii) be exercisable more than ten years after the date such Incentive Stock Option is awarded, or (iii) be awarded after March 31, 2006. No Incentive Stock Option granted to an employee who owns more than 10% of the total combined voting power of all classes of stock of the Company or any of its parent or subsidiary corporations, as defined in Section 424 of the Code, shall
(A) have an option price which is less than 110% of the fair market value of the Stock on the date of award of the Incentive Stock Option or (B) be exercisable more than five years after the date such Incentive Stock Option is awarded.

SECTION  7.    STOCK APPRECIATION RIGHTS AND LIMITED STOCK APPRECIATION RIGHTS

                  7.1 A Stock Appreciation Right awarded to an employee shall entitle the holder thereof to receive payment of an amount, in cash, shares of Stock or a combination thereof, as determined by the Committee, equal in value to the excess of the fair market value of the number of shares of Stock as to which the award is granted on the date of exercise over an amount specified by the Committee. Any such award shall be in such form and shall have such terms and conditions as the Committee may determine. The grant shall specify the number of shares of Stock as to which the Stock Appreciation Right is granted.

                  7.2 The Committee (or the Board with respect to Outside Directors), may grant a Stock Appreciation Right which may be exercised only within the 60-day period following occurrence of a Change of Control (as defined in Section 17.2) (such Stock Appreciation Right being referred to herein as a Limited Stock Appreciation Right). Unless the Committee (or the Board with respect to Outside Directors) provides otherwise, in the event of a

Change of Control the amount to be paid upon exercise of a Stock Appreciation Right or Limited Stock Appreciation Right shall be based on the Change of Control Price (as defined in Section 17.3).

SECTION 8.        RESTRICTED STOCK

                  Subject to the following provisions, all awards of Restricted Stock to employees shall be in such form and shall have such terms and conditions as the Committee may determine:

                        (a) The Restricted Stock award shall specify the number of shares of Restricted Stock to be awarded, the price, if any, to be paid by the recipient of the Restricted Stock and the date or dates on which, or the conditions upon the satisfaction of which, the restricted Stock will vest. The grant and/or the vesting of Restricted Stock may be conditioned upon the completion of a specified period of service with the Company or a Related Company, upon the attainment of specified Performance Objectives or upon such other criteria as the Committee may determine.

                        (b) Stock certificates representing the Restricted Stock awarded to an employee shall be registered in the employee's name, but the Committee may direct that such certificates be held by the Company on behalf of the employee. Except as may be permitted by the Committee, no share of Restricted Stock may be sold, transferred, assigned, pledged or otherwise encumbered by the employee until such share has vested in accordance with the terms of the Restricted Stock award. At the time Restricted Stock vests, a certificate for such vested shares shall be delivered to the employee (or his or her designated beneficiary in the event of death), free of all restrictions.

                        (c) The Committee may provide that the employee shall have the right to vote or receive dividends on Restricted Stock. Unless the Committee provides otherwise, Stock received as a dividend on, or in connection with a stock split of, Restricted Stock shall be subject to the same restrictions as the Restricted Stock.

                        (d) Except as may be provided by the Committee, in the event of an employee's termination of employment before all of his or her Restricted Stock has vested, or in the event any conditions to the vesting of Restricted Stock have not been satisfied prior to any deadline for the satisfaction of such conditions set forth in the award, the shares of Restricted Stock which have not vested shall be forfeited, and the Committee may provide that (i) any purchase price paid by the employee shall be returned to the employee or (ii) a cash payment equal to the Restricted Stock's fair market value on the date of forfeiture, if lower, shall be paid to the employee.

                        (e) The Committee may waive, in whole or in part, any or all of the conditions to receipt of, or restrictions with respect to, any or all of the employee's Restricted Stock, other than Performance Awards whose vesting was made subject to satisfaction of one or more Performance Objectives (except that the Committee may waive conditions or restrictions with respect to Performance Awards if such waiver would not cause the Performance Award to fail to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code).

SECTION 9.        DEFERRED STOCK AWARDS

                  Subject to the following provisions, all awards of Deferred Stock to employees shall be in such form and shall have such terms and conditions as the Committee may determine:

                        (a) The Deferred Stock award shall specify the number of shares of Deferred Stock to be awarded to any employee and the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the Stock will be deferred. The Committee may condition the grant or vesting of Deferred Stock, or receipt of Stock or cash at the end of the Deferral Period, upon the attainment of specified Performance Objectives or such other criteria as the Committee may determine.

                        (b) Except as may be provided by the Committee, Deferred Stock awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period.

                        (c) At the expiration of the Deferral Period, the employee (or his or her designated beneficiary in the event of death) shall receive (i) certificates for the number of shares of Stock equal to the number of shares covered by the Deferred Stock award, (ii) cash equal to the fair market value of such Stock, or (iii) a combination of shares and cash, as the Committee may determine.

                        (d) Except as may be provided by the Committee, in the event of an employee's termination of employment before the Deferred Stock has vested, his or her Deferred Stock award shall be forfeited.

                        (e) The Committee may waive, in whole or in part, any or all of the conditions to receipt of, or restrictions with respect to, Stock or cash under a Deferred Stock award, other than with respect to Performance Awards (except that the Committee may waive conditions or restrictions with respect to Performance Awards if such waiver would not cause the Performance Award to fail to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code).

SECTION 10.       BONUS STOCK AND CASH BONUSES

                  The Committee may award Bonus Stock and/or a Cash Bonus to any eligible employee subject to such terms and conditions as the Committee shall determine. The grant of Bonus Stock and /or a Cash Bonus may be conditioned upon the attainment of specified Performance Objectives or upon such other criteria as the Committee may determine. The Committee may waive such conditions in whole or in part other than with respect to Performance Awards (except that the Committee may waive conditions or restrictions with respect to Performance Awards if such waiver would not cause the Performance Award to fail to qualify as "performance-based compensation" within the meaning of Section 162(m) of the
Code). The Committee shall also have the right to eliminate or reduce the amount of Cash Bonus otherwise payable under an award. Unless otherwise specified by the Committee, no money shall be paid by the recipient for the Bonus Stock. Alternatively, the Committee may offer eligible employees the opportunity to purchase Bonus Stock at a discount from its fair market value. The Bonus Stock award shall be satisfied by the delivery of the designated number of shares of Stock which are not subject to restriction. Cash Bonus awards shall be paid in cash.

SECTION 11.       LOANS

                  The Committee may provide that the Company shall make, or arrange for, a loan or loans to an employee with respect to the exercise of any Stock Option awarded under the Plan, with respect to the payment of the purchase price, if any, of any Restricted Stock awarded hereunder or with respect to any taxes arising from an award hereunder; provided, however, that the Company shall not loan to an employee more than the sum of (i) the excess of the purchase or exercise price of an award over the par value of any shares of Stock awarded plus (ii) the amount of any taxes arising from such award. The Committee shall have full authority to decide whether a loan will be made hereunder and to determine the amount, term and provisions of any such loan, including the interest rate to be charged, whether the loan will be with or without recourse against the borrower, any security for the loan, the terms on which the loan is to be repaid and the conditions, if any, under which the loan may be forgiven.

SECTION 12.       TAX OFFSET PAYMENTS

                  The Committee may provide for a Tax Offset Payment by the Company to an employee with respect to one or more awards granted under the Plan. The Tax Offset Payment shall be in an amount specified by the Committee, which shall not exceed the amount necessary to pay the federal, state, local and other taxes payable with respect to the applicable award and the receipt of the Tax Offset Payment, assuming that the employee is taxed at the maximum tax rate applicable to such income. The Tax Offset Payment shall be paid solely in cash.

SECTION 13.       ELECTION TO DEFER AWARDS

                  The Committee may permit an employee to elect to defer receipt of an award for a specified period or until a specified event, upon such terms as are determined by the Committee.

SECTION 14.       TAX WITHHOLDING

                  14.1 Each employee shall, no later than the date as of which the value of an award first becomes includible in such person's gross income for applicable tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any federal, state, local or other taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company (and, where applicable, any Related Company), shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the employee.

                  14.2 To the extent permitted by the Committee, and subject to such terms and conditions as the Committee may provide, an employee may elect to have the withholding tax obligation, or any additional tax obligation with respect to any awards hereunder, satisfied by (i) having the Company withhold shares of Stock otherwise deliverable to such person with respect to the award or (ii) delivering to the Company shares of unrestricted Stock. Alternatively, the Committee may require that a portion of the shares of Stock otherwise deliverable be applied to satisfy the withholding tax obligations with respect to the award.

SECTION 15. STOCK OPTIONS AND LIMITED STOCK APPRECIATION RIGHTS TO OUTSIDE DIRECTORS

                  15.1 Each person who first becomes an Outside Director on or after April 1, 1996, shall be granted, on the first trading day coincident with or immediately following the date of his or her initial election as an Outside Director, a Stock Option to purchase 2,000 shares of Stock. For purposes of this Section, the term trading day shall mean a day on which the Stock is traded on a National Securities Exchange, on the NASDAQ National Market, or in the over-the-counter market.

                  15.2 Stock Options granted to Outside Directors pursuant to
Section 15 shall be Non-Qualified Stock Options, and shall have the following terms and conditions:

                        (a) Option Price. The option price per share of Stock purchasable under the Stock Option shall be equal to the mean between the highest and lowest quoted selling price, regular way, of the Stock on the NASDAQ National Market (or the principal exchange upon which the Stock is listed) on the date of grant, or if no such sale of Stock occurs on such date, the weighted average of the high and low prices on the nearest trading dates before and after such date.

                        (b) Option Term. Except as provided in Section 15.2(e), the term of the Stock Option shall be ten years. To the extent it has become exercisable pursuant to Section 15.2(c), the Stock Options shall remain exercisable for the remainder of its term following the termination of the optionee's status as an Outside Director.

                        (c) Exercisability. Each Stock Option shall become exercisable with respect to 50% of the underlying shares on the first anniversary of the date of grant, and the remaining 50% on the second anniversary of the date of grant, provided that the optionee is a director of the Company on the respective date. Notwithstanding the preceding sentence, in the event of a Change of Control (as defined in Section 17), each Stock Option shall become fully exercisable and vested.

                        (d) Method of Exercise. The Stock Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment of the purchase price. Payment of the purchase price shall be made in cash (including cash equivalents) or by delivery of shares of Stock already owned by the optionee for at least six months, by "cashless exercise" or by any combination of the foregoing. Shares delivered as payment of the exercise price shall be valued at the mean between the highest and lowest quoted selling price, regular way, of the Stock on the NASDAQ National Market (or the principal exchange upon which the Stock is listed) on the day before the date of exercise, or if no such sale of Stock occurs on such date, the weighted average of the high and low prices on the nearest trading date before such date.

                        (e) Death of Director. If the optionee's service as a director of the Company is terminated by reason of death, such optionee's Stock Options shall become immediately exercisable, and may be exercised for the remaining term of the Stock Option, or for one year after the optionee's death, if longer.

                        (f) Non-transferability. No Stock Option award shall be transferable by the optionee other than by will or by the laws of descent and distribution. During the optionee's lifetime, all Stock Options shall be exercisable only by the optionee or by his or her guardian or legal representative.

                        (g) No Stockholder Rights. An optionee shall have neither rights to dividends nor other rights of a stockholder with respect to shares subject to a Stock Option until the optionee has given written notice of exercise and has paid for such shares.

                  15.3 Limited Stock Appreciation Rights in Tandem with Options. Each Stock Option granted to an Outside Director under this Section 15 shall be granted in tandem with a Limited Stock Appreciation Right which may be exercised only within the 60-day period following a Change of Control (as defined in Section 17.2). Upon exercise of the Limited Stock Appreciation Right, the holder shall receive, for each share with respect to which the Limited Stock Appreciation Right is exercised, an amount in cash equal to the excess of the Change of Control Price (as defined in Section 17.3) over the exercise price of the related Stock Option. The Limited Stock Appreciation Right shall be paid within 30 days of the exercise of the Limited Stock Appreciation Right.

SECTION 16.       AMENDMENTS AND TERMINATION

                  The Board may discontinue the Plan at any time and may amend it from time to time. No amendment or discontinuation of the Plan shall adversely affect any award previously granted without the award holder's written consent. Amendments may be made without stockholder approval except as required to satisfy Rule 16b-3, Section 162(m) of the Code, or other regulatory requirements.

SECTION 17.       CHANGE OF CONTROL

                  17.1 In the event of a Change of Control, unless otherwise provided in the grant or by amendment (with the holder's consent) of such grant:

                        (a) all outstanding Stock Options and all outstanding Stock Appreciation Rights (including Limited Stock Appreciation Rights) awarded under the Plan shall become fully exercisable and vested;

                        (b) the restrictions and deferral limitations applicable to any outstanding Restricted Stock and Deferred Stock awards under the Plan shall lapse and such shares and awards shall be deemed fully vested; and

                        (c) to the extent the cash payment of any award is based on the fair market value of Stock, such fair market value shall be the Change of Control Price.

                  17.2 A "Change of Control" means the happening of any of the following:

                        (a) When any "person," as defined in Section 3(a)(9) of the Securities Exchange Act of 1934 (the "Exchange Act") and as used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) of the Exchange Act, but excluding the Company and any Subsidiary and any employee benefit plan sponsored or maintained by the Company or any Subsidiary (including any trustee of such plan acting as trustee), or any person, entity or group specifically excluded by the Board, directly or indirectly, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act, as amended from time to time) of Securities of the Company representing 20 percent or more of the combined voting power of the Company's then outstanding securities;

                        (b) When, during any period of 24 consecutive months during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board (the "Incumbent Directors") cease for any reason other than death to constitute at least a majority thereof, provided, however, that a director who was not a director at the beginning of such 24-month period shall be deemed to have satisfied such 24-month requirement (and be an Incumbent Director) if such director was elected by, or on the recommendation of, or with the approval of, at least two- thirds of the directors who then qualified as Incumbent Directors, either actually (because they were directors at the beginning of such 24-month period) or by prior operation of this Section 17.2(b);

                        (c) the date of approval by the stockholders of the Company of an agreement providing for the merger or consolidation of the Company with another corporation where (i) the stockholders of the Company, immediately prior to the merger or consolidation, would not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to 50% or more of all votes (without consideration of the rights of any class of stock to elect directors by a separate class vote) to which all stockholders of the corporation issuing cash or securities in the merger or consolidation would be entitled in the election of directors, or (ii) where the members of the Board, immediately prior to the merger or consolidation, would not, immediately after the merger or consolidation, constitute a majority of the board of directors of the corporation issuing cash or securities in the merger; or

                        (d) the date of approval by the stockholders of the Company of the liquidation of the Company or the sale or other disposition of all or substantially all of the assets of the Company.

                  17.3 "Change of Control Price" means the highest price per share paid in any transaction reported in the NASDAQ National Market or on any national securities exchange where the Stock is traded, or paid or offered in any transaction related to a Change of Control at any time during the 90-day period ending with the Change of Control. Notwithstanding the foregoing sentence, in the case of Stock Appreciation Rights granted in tandem with Incentive Stock Options, the Change of Control Price shall be the highest price paid on the date on which the Stock Appreciation Right is exercised.

SECTION 18.       GENERAL PROVISIONS

                  18.1 Each award under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the Stock subject or related thereto upon any securities exchange or under any state or federal law, or (ii) the consent or approval of any government regulatory body or (iii) an agreement by the recipient of an award with respect to the disposition of Stock is necessary or desirable (in connection with any requirement or interpretation of any federal or state securities law, rule or regulation) as a condition of, or in connection with, the granting of such award or the issuance, purchase or delivery of Stock thereunder, such award shall not be granted or exercised, in whole or in part, unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

                  18.2 Nothing set forth in this Plan shall prevent the Board from adopting other or additional compensation arrangements. Neither the adoption of the Plan nor any award hereunder shall confer upon any employee of the Company, or of a Related Company, any right to continued employment, and no award under the Plan shall confer upon any Outside Director any right to continued service as a director.

                  18.3 Determinations by the Committee or the Board under the Plan relating to the form, amount, and terms and conditions of awards need not be uniform, and may be made selectively among persons who receive or are eligible to receive awards under the Plan, whether or not such persons are similarly situated.

                  18.4 No member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made with respect to the Plan, and all members of the Board or the Committee and all officers or employees of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

SECTION 19.       EFFECTIVE DATE OF PLAN

                  The Plan shall be effective on April 1, 1996, subject to approval by the Company's stockholders at the 1996 Annual Meeting of Stockholders. Any grants made under the Plan before shareholder approval of the Plan shall be made subject to such shareholder approval. The Plan was adjusted effective May 28, 1996 to reflect the Company's two-for-one stock split effective as of such date, and amended and restated on January 9, 1997.

        PROXY                                                     PROXY


              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                            NAUTICA ENTERPRISES, INC.

             PROXY -- ANNUAL MEETING OF STOCKHOLDERS, JULY 10, 2002


                  The undersigned hereby appoints Harvey Sanders and David Chu, and each of them, proxies and attorneys-in-fact of the undersigned, with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Nautica Enterprises, Inc. held of record by the undersigned on May 29, 2002 at the Annual Meeting of Stockholders to be held on July 10, 2002 or any adjournment thereof.

                  (Continued and to be signed on reverse side.)

--------------------------------------------------------------------------------
                              -FOLD AND DETACH HERE-

        YOU CAN NOW ACCESS YOUR NAUTICA ENTERPRISES, INC. ACCOUNT ONLINE.

Access your Nautica Enterprises shareholder account online via Investor ServiceDirect(SM) (ISD).

Mellon Investor Services LLC, agent for Nautica Enterprises, now makes it easy and convenient to get current information on your shareholder account. After a simple, and secure process of establishing a Personal Identification Number
(PIN), you are ready to log in and access your account to:

             -  View account status             -  Make address changes

             -  View certificate history        -  Establish/change your PIN


              VISIT US ON THE WEB AT HTTP://WWW.MELLONINVESTOR.COM AND FOLLOW
                 THE INSTRUCTIONS SHOWN ON THIS PAGE.

STEP 1: FIRST TIME USERS - ESTABLISH A PIN

You must first establish a Personal Identification Number (PIN) online by following the directions provided in the upper right portion of the web screen as follows. You will also need your Social Security Number (SSN) available to establish a PIN.

INVESTOR SERVICEDIRECT(SM) IS CURRENTLY ONLY AVAILABLE FOR DOMESTIC INDIVIDUAL AND JOINT ACCOUNTS.

- SSN

- PIN

- Then click on the Establish PIN button

Please be sure to remember your PIN, or maintain it in a secure place for future reference.

STEP 2: LOG IN FOR ACCOUNT ACCESS

You are now ready to log in. To access your account please enter your:

- SSN

- PIN

- Then click on the  Submit  button

If you have more than one account, you will now be asked to select the appropriate account.

STEP 3: ACCOUNT STATUS SCREEN

You are now ready to access your account information. Click on the appropriate button to view or initiate transactions.

- Certificate History

- Issue Certificate

- Address Change

              FOR TECHNICAL ASSISTANCE CALL 1-877-978-7778 BETWEEN
                       9AM-7PM MONDAY-FRIDAY EASTERN TIME

                                 For                 Withhold
                                 All                   All
                                [  ]                   [  ]
1.  Election of Directors

     Nominees:
     01 Robert B. Bank         02 David Chu
     03 Israel Rosenzweig      04 Harvey Sanders
     05 Charles H. Scherer     06 Steven H. Tishman
     07 John Varvatos          08 Ronald G. Weiner

     INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the blank space below.

     ----------------------------------------------

     ----------------------------------------------


                                                           PLEASE MARK
                                                           YOUR VOTES AS
                                                           INDICATED IN   [X}
                                                           THIS EXAMPLE






2. Approval of an amendment to the 1996 Stock Incentive Plan to permit a          FOR    AGAINST   ABSTAIN
one-time "six months and one day" Exchange Offer (as described in the Proxy
Statement) of certain underwater options held by non-executive employees.         [ ]      [ ]      [ ]


                                                                                  FOR    AGAINST   ABSTAIN
3. Ratification of the appointment of Grant Thornton LLP as independent           [ ]      [ ]      [ ]
certified public accountants.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.



THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS "1", "2" AND "3".

                                          CHECK HERE IF CHANGE OF ADDRESS  [ ]



Signature                              Signature                     Date
         ----------------------------- ----------------------------- -----------
Please sign exactly as your name or names appear hereon. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full name as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

--------------------------------------------------------------------------------
                             -FOLD AND DETACH HERE-

                      Vote by Internet or Telephone or Mail

                          24 Hours a Day, 7 Days a Week

                   Internet and telephone voting is available
                      through 4PM Eastern Time the business
                        day prior to annual meeting day.

YOUR INTERNET OR TELEPHONE VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES
   IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.


                 Internet                                  Telephone                               Mail
     http://www.eproxy.com/naut                         1-800-435-6710                       Mark, sign and date
  Use the Internet to vote your               Use any touch-tone telephone to                your proxy card
  proxy. Have your proxy card in              vote your proxy. Have your proxy                     and
  hand when you access the web         OR     card in hand when you call. You will    OR     return it in the
  site. You will be prompted to enter         be prompted to enter your control              enclosed postage-paid
  your control number, located in             number, located in the box below,                  envelope.
  your control number, located in             and then follow the directions given.
  the box below, to create and
  submit an electronic ballot.

           IF YOU VOTE BY TELEPHONE OR THE INTERNET, DO NOT MAIL BACK
     THIS PROXY CARD. PROXIES SUBMITTED BY TELEPHONE OR THE INTERNET MUST BE
                        RECEIVED BY 4:00 PM EASTERN TIME,
                                ON JULY 9, 2002.